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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            SIGNATURE EYEWEAR, INC.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                            SIGNATURE EYEWEAR, INC.

                               ----------------

                                PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held April 28, 2000

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Signature Eyewear, Inc., a California corporation (the "Company"), for use at the 2000 Annual Meeting of Shareholders (the "Annual Meeting") to be held at The Renaissance Hotel, 9620 Airport Boulevard, Los Angeles, California 90045 on April 28, 2000 at 10:30 a.m., Pacific time, and at any of its adjournments or postponements, for the purposes set forth herein and in the attached Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote on the proposals described in this Proxy Statement.

   All Proxies which are properly completed, signed and returned to the Company before the Annual Meeting, and which have not been revoked, will unless otherwise directed by the shareholder be voted in accordance with the recommendations of the Board of Directors set forth in this Proxy Statement. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or, with respect to shareholders of record, by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

   The close of business on March 15, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements of the Annual Meeting. At the record date, 5,056,889 shares of Common Stock, par value $.001 per share (the "Common Stock"), were outstanding. The Common Stock is the only outstanding class of capital stock of the Company.

   A shareholder is entitled to cast one vote for each share held of record on the record date on all matters to be considered at the Annual Meeting. The six nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to shareholders and will have the same effect as negative votes, while broker non-votes will not be counted either as votes cast for or against such matters.

   This Proxy Statement and the accompanying Proxy were mailed to shareholders on or about April 3, 2000.

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